MEDWAVE, INC.

                     AMENDED AND RESTATED STOCK OPTION PLAN
               (COMPOSITE COPY AS AMENDED THROUGH AUGUST 4, 1998)

Article 1. Establishment and Purpose

         1.1 Establishment. Medwave, Inc. (the "Company") hereby establishes a plan providing for the grant of stock options to certain eligible employees, directors and key consultants of the Company and its subsidiaries. This plan shall be known as the Amended and Restated Stock Option Plan (the "Plan").

         1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability as employees, directors, and key consultants by providing an incentive to such individuals through equity participation in the Company and by rewarding such employees, directors and key consultants who contribute to the achievement by the Company of its long-term economic objectives.

Article 2. Definitions

The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

         2.1 "Board" means the Board of Directors of the Company.

         2.2 "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

         2.3 "Committee" means the entity administering the Plan, as provided in
Article 3 below.

         2.4 "Common Stock" means the common stock of the Company, no par value, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 below.

         2.5 "Disability" means the occurrence of an event which constitutes permanent and total disability within the meaning of Section 22(e) (3) of the Code.

         2.6 "Eligible Participants" means individuals who are full-time or part-time employees of the Company or any Subsidiary, or directors or key consultants to the Company or any Subsidiary.

         2.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended.


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         2.8 "Fair Market Value" means, with respect to the Common Stock, as of any date:

                  (a) if such stock is reported in the NASDAQ National Market System or the NASDAQ SmallCap Market, or is listed upon another established exchange or exchanges, the reported closing price of such stock in such National Market System, SmallCap Market or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock;

                  (b) if such stock is not so reported in the NASDAQ National Market System or the NASDAQ SmallCap Market, or is not listed upon another established exchange, the average of the closing "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or

                  (c) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

         2.9 "Incentive Stock Option" means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.5 of this Plan that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

         2.10 "Nonstatutory Stock Option" means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.6 of the Plan and does not qualify as an Incentive Stock Option.

         2.11 "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

         2.12 "Optionee" means an Eligible Participant who receives one or more Options under the Plan.

         2.13 "Person" means any individual, corporation, partnership, group, association or other "person (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company.

         2.14 "Retirement" means the retirement of an Optionee pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Optionee.

         2.15     "Securities Act" means the Securities Act of 1933, as amended.


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         2.16 "Subsidiary" means any corporation that is a subsidiary corporation of the Company (within the meaning of Section 424(f) of the Code).

         2.17     "Tax Date" means a date defined in Section 6.6(c) of the Plan.

Article 3. Plan Administration

         The Plan shall be administered by the Board or by a committee of the Board consisting of two (2) or more directors. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the committee shall be a "nonemployee director." Solely for purposes of this Article 3, "nonemployee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

         Members of any committee shall be appointed from time by the Board. A majority of the members of such committee shall constitute a quorum. Such committee shall act by majority approval of the members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of such committee may be taken without a meeting if unanimous written consent thereto is given. Copies of minutes of such committee's meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer either to the Board or to any committee established by the Board.

         In accordance with and subject to the provisions of the Plan, the Committee shall select the Optionees from Eligible Participants; shall determine the number of shares of Common Stock to be subject to Options granted pursuant to the Plan, the time at which Options are granted, the Option exercise price, Option period and the manner in which each Option becomes exercisable; and shall fix such other provisions of Options as the Committee may deem necessary or desirable as consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Optionees which shall evidence the particular terms, conditions, rights and duties of the Company and the Optionees under Options granted pursuant to the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. With the consent of the Optionee affected thereby, the Committee may amend or modify the terms of any outstanding Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Optionee affected thereby, modify, extend, renew or accept the surrender of any outstanding Option, to the extent not previously exercised, and the Committee may authorize the grant of new Options in substitution therefor.

         Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company

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and its Subsidiaries, the shareholders of the Company, the Committee and each of the members thereof, the directors, officers and employees of the Company and its Subsidiaries, and the Optionees and their respective successors in interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.


Article 4. Stock Subject to the Plan

         4.1 Number. The maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be 1,700,000, subject to adjustments upon changes in the capitalization of the Company as provided in Section 4.3 below. The maximum number of shares authorized may be increased from time to time by approval of the Board and the shareholders of the Company. Shares of Common Stock that may be issued upon exercise of Options shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan.

         4.2 Unused Stock. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan.

         4.3 Capital Adjustments. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, divestiture (including a spin-off), stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Company, the Committee (or, if the company is not the surviving corporation of any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Optionees, the number and kind of securities subject to outstanding Options. Any such adjustment in any outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option (but with an appropriate adjustment in the price for each share or other unit of any security covered by the outstanding Incentive Stock Option as a result of any such change in the corporate structure or shares of the Company), without the consent of the Optionee affected thereby, in accordance with Sections 422 and 424(h) of the Code.

Article 5. Participation

         Optionees shall be those Eligible Participants who, in the judgment of the Committee, are performing, or during the term of an Option, will perform, vital services in the management, operation and development of the Company or a Subsidiary, and significantly contribute or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Optionees may be granted from time to time one or more Incentive Stock Options or Nonstatutory Stock Options under the Plan, as may be determined by the Committee in its sole discretion; provided, however, directors and key

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consultants who are not employees of the Company shall not be eligible to receive and shall not be granted Incentive Stock Options; and provided, further, that directors who are not employees of the Company or any Subsidiary shall only be eligible to receive Nonstatutory Stock Options pursuant to Article 13. Except as otherwise provided in the Plan, the number, type, terms and conditions of Options granted to various Eligible Participants need not be uniform, consistent or in accordance with any plan, whether or not such Eligible Participants are similarly situated. Upon determination by the Committee that an Option is to be granted to an Optionee, written notice shall be given to such person specifying such terms, conditions, rights and duties related thereto. Each Optionee shall enter into an agreement with the Company, in such form as the Committee shall determine and which shall be consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of the related agreement with the Optionee.

Article 6. Terms of Options

         6.1 Grant of Options. Except as otherwise provided in the Plan, an Optionee may be granted one or more options under the Plan, and the Committee in its sole discretion (to the extent permitted pursuant to Article 5) may designate whether an Option is to be considered an Incentive Stock Option or a Nonstatutory Stock Option. The Committee may grant both an Incentive Stock Option and a Nonstatutory Stock Option to the same Optionee at the same time or at different times. Incentive Stock Options and Nonstatutory Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one Option affect the right to exercise any other Option or affect the number of shares of Common Stock for which any other Option may be exercised.

         6.2 Manner of Option Exercise. An Option may be exercised by an Optionee in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office (Attention: Secretary), and by paying in full the total Option exercise price of the shares of Common Stock purchased. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to Section 9.1, the exercise of the Option shall be deemed effective upon receipt of such notice and payment. As soon as practicable after the effective exercise of the Option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.

         6.3 Payment of Option Exercise Price. At the time of the Option exercise, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event the Optionee elects to pay the purchase price

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in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise. The Committee may reject an Optionee's election to pay all or part of the purchase price with previously acquired shares of Common Stock and require such purchase price to be paid entirely in cash. For purposes of this Section 6.3, "previously acquired shares" shall include only shares of Common Stock that were already owned by the Optionee at the time of exercise. In its sole discretion, the Committee may permit an Optionee to pay all or any portion of the purchase price in installments or by delivery of a promissory note in form and substance acceptable to the Committee, or in such other form of payment as may be authorized by the Committee.

         6.4 Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the Optionee shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Optionee becomes the holder of record of such shares except as the Committee may determine pursuant to Section 4.3.

         6.5 Incentive Stock Options.

                  (a) Incentive Stock Option Exercise Price. The per share price to be paid by the Optionee at the time an Incentive Stock Option is exercised will be determined by the Committee, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of one (l) share of Common Stock on the date the Option is granted, (ii) one hundred ten percent (110%) of the Fair Market Value of one (1) share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Optionee owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code).

                  (b) Duration of Incentive Stock Options. The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee at the time such Option is granted, but in no event shall such period exceed ten (10) years from the date the Option is granted or, in the case of an Optionee that owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code), five (5) years from the date the Incentive Stock Option is granted. An Incentive Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, an Incentive Stock Option, to the extent not then exercised, shall expire.

                  (c) Other Provisions. The agreement evidencing an Incentive Stock Option authorized under this Section 6.5 shall contain such other

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         provisions as the Committee shall deem advisable. Any such agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Option complies with the requirements of Section 422 of the Code, as amended, and may contain such limitations and restrictions on the sale of shares acquired through the exercise of the Incentive Stock Option as the Committee may deem advisable to permit the Company to comply with any applicable federal, state or local tax withholding obligations.

         6.6      Nonstatutory Stock Options.

                  (a) Option Exercise Price. Unless otherwise determined by the Committee, the per share price to be paid by the Optionee at the time a Nonstatutory Stock Option is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value of one (1) share of Common Stock on the date the Option is granted.

                  (b) Duration of Nonstatutory Stock Option. The period during which a Nonstatutory Stock Option may be exercised shall be fixed by the Committee at the time such option is granted. A Nonstatutory Stock Option shall become exercisable at such time and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, a Nonstatutory Stock Option, to the extent not then exercised, shall expire.

                  (c) Withholding Taxes.

                           (i) The Company is entitled to (aa) withhold and
                  deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to the Optionee's exercise of a Nonstatutory Stock Option or otherwise incurred with respect to the Option, or (bb) require the Optionee promptly to remit the amount of such withholding to the Company before acting on the Optionee's notice of exercise of the Option.

                           (ii) The Committee may, in its discretion and subject
                  to such rules as the Committee may adopt, permit an Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of a Nonstatutory Stock Option either by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise that number of shares of Common Stock, or by electing to deliver to the Company already-owned shares of Common Stock, in either case having a Fair Market Value, on the date such tax is determined under the Code (the "Tax Date"), equal to the amount necessary to satisfy the withholding amount due. An Optionee's election to have the Company withhold shares of Common Stock or to deliver already-owned shares of Common Stock upon exercise is irrevocable and is subject to the consent or disapproval of the Committee. If the Optionee is an officer, director or beneficial owner of more than ten percent (10%) of the

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                  outstanding Common stock of the Company and at the time of exercise of the Option the Company has a class of equity securities registered under Section 12 of the Exchange Act, such election must comply with any restrictions imposed by Rule 16b-3 of the Exchange Act, as amended from time to time. When shares of Common Stock are issued prior to the Tax Date to an Optionee making such an election, the Optionee shall agree in writing to surrender that number of shares on the Tax Date having an aggregate Fair Market Value equal to the tax due.

Article 7. Termination of Options

         7.1 Termination of Employment or Status as a Director or Consultant Due to Death, Disability or Retirement. Unless otherwise provided in the agreement evidencing the Option, in the event an Optionee's employment or status as a director or consultant is terminated with the Company and all Subsidiaries by reasons of his or her death, Disability or Retirement, all outstanding Options then held by the Optionee shall become immediately exercisable in full and shall remain exercisable until the earlier of: (i) the three-month anniversary of the Optionee's date of termination because of Retirement, (ii) the one-year anniversary of the Optionee's termination because of Disability, (iii) the one-year anniversary of the Optionee's date of death, or (iv) the expiration date stated in the agreement evidencing such Option. Notwithstanding the foregoing, upon an Optionee's termination of employment or status as a director or consultant due to death, Disability, or Retirement, the Committee may, in its sole discretion, provide that all outstanding Options held by the Optionee shall become immediately exercisable and shall remain exercisable following such termination of employment or status as a director or consultant in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date stated in the agreement evidencing such Option, and Options exercised more than three (3) months following Retirement or more than one (l) year following Disability will not qualify as Incentive Stock Options.

         7.2 Termination of Employment or Status as a Director or Consultant for Reasons Other than Death, Disability or Retirement.

                  (a) Except as otherwise provided in subsection (b) below, in the event an Optionee's employment or status as a director or consultant is terminated with the Company and all Subsidiaries for any reason other than his or her death, Disability or Retirement, all rights of the Optionee under the Plan shall terminate thirty (30) days following such termination without notice of any kind, and no Options then held by the Optionee shall thereafter be exercisable. During such thirty-day period, the Optionee may exercise any outstanding Options only to the extent such Options had become exercisable on the date of the Optionee's termination of employment or status as a director or consultant.

                  (b) Notwithstanding the provisions of Subsection (a) above, upon an Optionee's termination of employment with or status as a director or consultant of the Company and all Subsidiaries, the Committee may, in its sole discretion, provide that all outstanding Options then held by the Optionee shall remain exercisable for a period

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         in excess of thirty (30) days, in the manner determined by the
         Committee; provided, however, that no Option shall be exercisable after the expiration date stated in the agreement evidencing such Option, and Options exercised more than three (3) months following termination of employment will not qualify as Incentive Stock Options.

         7.3 Date of Termination. For purposes of the Plan, an Optionee's employment or status as a director or consultant shall be deemed to have terminated as of the date determined by the Committee in its sole discretion.

         7.4 Merger, Acquisition or Other Change in Control. All outstanding Options held by Optionees, other than those Options remaining exercisable pursuant to Section 7.2 above, shall become immediately exercisable in full, notwithstanding any vesting schedule in the agreements evidencing such Options or anything in this Plan to the contrary, upon the occurrence of any of the following events:

                  (a) any individual, corporation, partnership, trust or other entity (other than any employee pension benefit plan (as defined under Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) established by the Company):

                           (i) makes a tender or exchange offer which results in
                  the purchase of sixty percent (60%) of the shares, in the aggregate, of the Company's stock, or

                           (ii) together with its "affiliates" and "associates"
                  (as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934 (the "Act")) becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Act) of at least sixty percent (60%) of the Company's stock;

                  (b) the stockholders of the Company approve an agreement or plan to merge or consolidate the Company with or into another corporation, or to sell or otherwise dispose of all or substantially all of the Company's assets, or to liquidate the Company; or

                  (c) a majority of the members of the Company's Board of Directors become individuals other than Continuing Directors. For purposes of the foregoing, a "Continuing Director" shall mean: (i) any member of the Board of Directors of the Company as of November 29, 1995; or (ii) any other member of the Board who, from time to time, was nominated for election by the Board, or was appointed by the Board to fill a vacancy on the Board, or to fill a newly created directorship, but excluding any individual nominated or appointed at a Board meeting at which the majority of the directors present were not Continuing Directors, or by unanimous written action of the Board, unless a majority of directors taking such action are Continuing Directors.



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Article 8. Rights of Employees; Optionees

         8.1 Employment. Nothing in the plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of any Eligible Participant or Optionee at any time, nor confer upon any Eligible Participant or Optionee any right to continue in the employ of the Company or any Subsidiary.

         8.2 Nontransferability.

                  (a) Except as otherwise provided in Section 8.2(b), no right or interest of any Optionee in any Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Optionee, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Optionee's death, an Optionee's rights and interest in any Options shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Section 7.1) may be made by, the Optionee's legal representatives, heirs or legatees. If in the opinion of the Committee an Optionee holding any Option is disabled from caring for his or her affairs because of mental condition, physical condition or age, any payments due the Optionee may be made to, and any rights of the Optionee under the Plan shall be exercised by, such Optionee's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

                  (b) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the Optionee to transfer any or all Nonstatutory Stock Options to any member of the Optionee's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonstatutory Stock Option immediately prior to its transfer.

         8.3 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be an addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.



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Article 9. Share Assurance and Transfer Restrictions

         9.1 Share Issuances. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan (and an Option shall not be considered to be exercised, notwithstanding the tender by the Optionee of any consideration therefor), unless and until each of the following conditions has been fulfilled:

                  (a) (i) there shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Optionee (or, in the event of death or disability, the Optionee's heir(s) or legal representatives(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

                  (b) there shall have been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

         9.2 Share Transfers. Shares of Common Stock issued pursuant to the exercise of Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares, not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws, on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

         9.3 Legends. Unless a registration statement under the Securities Act is in effect with respect to the issuance or transfer of shares of Common Stock issued under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED,

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         TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT
         PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

Article 10. Plan Amendment, Modification and Termination

         The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company. Notwithstanding the foregoing, to the extent required by Section 422 of the Code, Rule 16b-3 of the Exchange Act or other applicable law or regulation, no such revision or amendment shall
(i) materially increase the number of shares subject to the Plan except as provided in Section 4.3, (ii) change the definition of Eligible Participants,
(iii) decrease the price at which options may be granted, (iv) materially increase the benefits accruing to Optionees under the Plan, or (v) cause Incentive Stock Options to fail to meet the requirements of Section 422 of the Code, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, no termination, suspension or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Optionee affected thereby, except to the extent provided under Section 4.3.


Article 11. Effective Date of the Plan

         11.1 Effective Date. The effective date of this Plan is November 29, 1995, the date it was adopted by the Board, subject to shareholder approval. Options may be granted under the Plan prior to shareholder approval if made subject to shareholder approval.

         11.2 Duration of the Plan. Incentive Stock Options may be granted pursuant to the Plan from time to time until November 29, 2005. Nonstatutory Stock Options may be granted pursuant to the Plan from time to time until the Plan is discontinued or terminated by the Board. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

Article 12.       Miscellaneous

         12.1 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota.

         12.2 Gender and Number. Except when otherwise indicated by the context, reference to the masculine gender in the Plan shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

Article 13.       Formula Awards

         13.1 Grant of Nonstatutory Stock Options. From and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, Nonstatutory Stock Options for directors who are not employees of the Company or any Subsidiary (the "Nonemployee Directors") shall be granted only under this Article 13, shall be automatic and nondiscretionary and shall be granted strictly in accordance with the following provisions:

                  (a) No person shall have any discretion to select the Nonemployee Directors that shall be eligible for Nonstatutory Stock Options granted pursuant to this Article 13 or to determine the number of shares of Common Stock to be subject to such Nonstatutory Stock Options, the option price per share or the date of grant.

                  (b) Each Nonemployee Director who is first elected to the Board after the effective date of the Plan, as restated, shall be granted a Nonstatutory Stock Option to purchase 30,000 shares of Common Stock on the date of such election to the Board.

                  (c) Beginning with the third anniversary of the date of his election to the Board, each Nonemployee Director shall, on the date of such third anniversary and on each anniversary date thereafter so long as the Nonemployee Director continues to serve on the Board, be granted a Nonstatutory Stock Option to purchase 10,000 shares of Common Stock; provided, however, that no Nonemployee Director shall be granted a Nonstatutory Stock Option pursuant to this Section 13.1(c) unless and until shareholder approval of the Plan, as amended to include this
         Section 13.1(c), has been obtained.

         13.2 Option Price. The option price per share for all Nonstatutory Stock Options granted pursuant to Section 13.1 shall be one hundred percent (100%) of the Fair Market Value of one (1) share of Common Stock on the date of such Option is granted.

         13.3 Duration and Exercise of Options.

                  (a) Duration of Options. Except as otherwise provided in this Plan, the period during which any Nonstatutory Stock Option granted to Nonemployee Directors under this Article 13 may be exercised shall be ten (10) years after the date that such Option is granted.

                  (b) Exercisability of Nonstatutory Stock Options.

                           (i) In no event shall any Nonstatutory Stock Options
                  granted to Nonemployee Directors pursuant to Section 13.1(c) be exercisable prior to the date that the Plan, as restated, is approved by the shareholders of the Company. If shareholder approval of the Plan, as restated, is not obtained, any Nonstatutory Stock Options previously granted to Nonemployee Directors pursuant to Section 13.1(c) shall be revoked.

                           (ii) All Nonstatutory Stock Options granted to
                  Nonemployee Directors pursuant to Section 13.1(b) shall, on each of the first through the fourth anniversary dates of the date such Option is granted, become exercisable as to twenty-five percent (25%) of the shares of Common Stock subject to such Option, cumulatively, and, therefore, shall be fully exercisable on the fourth anniversary of the date that such Option is granted.

                           (iii) All Nonstatutory Stock Options granted to
                  Nonemployee Directors pursuant to Section 13.1(c) shall, on the first anniversary of the date such Option is granted, become exercisable as to one hundred percent (100%) of the shares of Common Stock subject to such Option so long as the Nonemployee Director continues to serve on the Board on such anniversary of the date of grant.

                           (iv) If the Nonemployee Director does not purchase in
                  any year the full number of shares which the Nonemployee Director is entitled to purchase in that year, the Nonemployee Director shall be entitled to purchase in any subsequent year such previously unpurchased shares, subject to the expiration of such Nonstatutory Stock Option as specified in Section 13.3(a) above.

         13.4 Payment of Option Price. Upon the exercise of any Nonstatutory Stock Option granted to a Nonemployee Director pursuant to this Article 13, the purchase price for such shares to be purchased may be paid in any of the forms of payment permitted by the Committee under Section 6.3.

         13.5 Compliance with Rule 16b-3. All Nonstatutory Stock Options granted to Nonemployee Directors under this Article 13 must comply with the applicable provisions of Rule 16b-3, or its successor, of the Exchange Act, as amended from time to time.

         13.6 Termination of Status as a Director. In the event that a Nonemployee Director's status as a director terminates, the period of time following such termination during which the Nonemployee Director may exercise any outstanding Nonstatutory Stock Options and the extent to which such Options may become exercisable shall be governed by Article 7.